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                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Joaquin F. Blaya and Steven E. Dawson, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any and all amendments (including post-effective amendments thereto) to this Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed by the following persons in the capacities indicated, on August 10th, 1998.

     SIGNATURE                     TITLE                         DATE
     ---------                     -----                         ----

 /S/ JOAQUIN F. BLAYA         Chairman of the Board          August 10, 1998
-------------------------     and Chief Executive
Joaquin F. Blaya              Officer (Principal
                              Executive Officer)


 /S/ HERBERT M. LEVIN         Chief Operating Officer,
-------------------------     President and Director         August 10, 1998


 /S/ STEVEN E. DAWSON         Chief Financial Officer,       August 10, 1998
-------------------------     Secretary and Director
Steven E. Dawson              (Principal Financial and
                              Accounting Officer)


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 /S/ ANDREW C. GOLDMAN        Executive Vice President,      August 10, 1998
-------------------------     Business Affairs and
Andrew C. Goldman             Director



 /S/ JOHN D. SANTOLERI        Director                       August 10, 1998
-------------------------
John D. Santoleri